SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.    Other Events.

The registrant hereby incorporates by reference the press release dated July 2, 2003 attached hereto as Exhibit 99.1 (“Genaera Announces the Early Conversion of Series A Convertible Preferred Stock by Genentech into Common Stock”).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated July 2, 2003 – “Genaera Announces the Early Conversion of Series A Convertible Preferred Stock by Genentech into Common Stock”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ CHRISTOPHER P. SCHNITTKER
Christopher P. Schnittker Senior Vice President, Chief Financial Officer and Secretary

Dated: July 3, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 2, 2003 – “Genaera Announces the Early Conversion of Series A Convertible Preferred Stock by Genentech into Common Stock”